A copy of certain  financial  information  of  Engineered  Wire  Products,  Inc.
("EWP") is presented below. Such financial information is limited solely for purposes of internal reporting within Keystone Consolidated Industries, Inc. The financial information is unaudited and does not purport to show the financial statements of EWP in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed on this financial information. There can be no assurance that such financial information is complete.


                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF OPERATIONS
                      FOR THE PERIOD ENDED OCTOBER 31, 2004

                               ($'s IN THOUSANDS)

                                         Year to Date
 October                                   October
  2004                                      2004
---------                                ----------
$6,322      SALES - OUTSIDE CUSTOMERS     $51,899
     0      SALES - INTERCOMPANY                0
-------                                  ---------

 6,322       NET SALES                     51,899

 4,467      VARIABLE PRODUCTION COSTS      36,455
-------                                  ---------

 1,855      VARIABLE CONTRIBUTION          15,444
-------                                  ---------

   135      MANUFACTURING FIXED COSTS       1,360
    87      DEPRECIATION                      870
-------                                  ---------

   222       TOTAL FIXED COSTS              2,230
-------                                  ---------

 1,633        GROSS PROFIT                 13,214
-------                                  ---------

   216      SELLING EXPENSE                 2,005
   242      ADMINISTRATIVE EXPENSE          2,010
-------                                  ---------

   458       TOTAL SELLING & ADMIN.EXPENS   4,015
-------                                  ---------

 1,175        OPERATING PROFIT              9,199

     0      EARNINGS IN UNCONSOL. SUBSIDI       0
     0      INTEREST INCOME                     0
    42      INTEREST EXPENSE                  338
     0      OTHER INCOME (EXPENSE)             12
     0      GAIN ON SALE OF FIXED ASSETS        0
-------                                  ---------

 1,133        INCOME BEFORE TAXES           8,873

   448      INCOME TAXES                    3,505
-------                                  ---------

   685        INCOME FROM OPERATIONS        5,368
     0      ACCOUNTING CHANGE                   0
     0      MINORITY INTEREST                   0
-------                                  ---------

  $685        NET INCOME                   $5,368
=======                                  =========


                            ENGINEERED WIRE PRODUCTS
                                  BALANCE SHEET
                                October 31, 2004


CURRENT ASSETS:
  CURRENT ASSETS:
  CASH                                        $346
  MARKETABLE SECURITIES                          0
  NOTES & ACCOUNT RECEIVABLE NET             8,086
  INTERCOMPANY ACCOUNTS RECEIVABLE               0

 INVENTORIES AT COST                        13,930
   LESS LIFO RESERVE                             0
                                          ---------
 INVENTORIES AT LIFO                        13,930
                                          ---------

  PREPAID EXPENSES                              73
  DEFERRED INCOME TAXES                          0
  OTHER CURRENT ASSETS                           0
                                          ---------
   TOTAL CURRENT ASSETS                     22,435
                                          ---------

 PROPERTY PLANT & EQUIPMENT AT COST         18,710
    LESS ACCUMULATED DEPRECIATION           12,302
                                          ---------
      NET PLANT, PROPERTY & EQUIPMENT        6,408
                                          ---------

 DEFERRED FINANCING EXPENSE                      0
 DEFERRED INCOME TAXES                           0
 PREPAID PENSION ASSET                           0
 RESTRICTED INVESTMENTS                          0
 GOODWILL                                        0
  OTHER LONG TERM ASSETS                         0
                                          ---------

    TOTAL  ASSETS                          $28,843
                                          =========

LIABILITIES AND EQUITIES:
  REVOLVING LOAN FACILITY                   $3,905
  NOTES PAYABLE & CURRENT L.T. DEBT          1,389
  KCI LOAN ACCOUNT                           1,365
  INTERCOMPANY ACCOUNTS PAYABLE              1,260
  ACCOUNTS PAYABLE                             335
  ACCRUED OPEB                                   0
  ACCRUED PREFERRED STOCK DIVIDENDS              0
  ACCRUED LIABILITIES                        2,371
  ACCRUED PENSIONS                             184
  INCOME TAXES PAYABLE                         447
                                          ---------
     TOTAL CURRENT LIABILITIES              11,256
                                          ---------

  LONG TERM DEBT                             4,439
  ACCRUED OPEB                                   0
  LONG TERM PENSIONS                             0
  LONG TERM OTHER                                0
  DEFERRED FEDERAL INCOME TAX                    0
                                          ---------
     TOTAL LONG TERM LIABILITIES             4,439
                                          ---------

  MINORITY INTEREST                              0
                                          ---------
  PREFERRED STOCK                                0
                                          ---------

  SFAS #87 ADJUSTMENT                            0
  COMMON STOCK                                   0
  OTHER CAPITAL                                  0
  INVESTMENT EQUITY                              0
  RETAINED EARNINGS                         13,148
   LESS TREASURY STOCK                           0
                                          ---------
     TOTAL EQUITY                           13,148
                                          ---------

TOTAL LIABILITIES & EQUITY                 $28,843
                                          =========

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF CASH FLOWS
                      FOR THE PERIOD ENDED OCTOBER 31, 2004

                                 (IN THOUSANDS)


CASH FLOWS FROM OPERATING ACTIVITIES:
 NET INCOME                                          $5,368

    PROVISION FOR DEPRECIATION                          870
    (GAIN) LOSS ON SALE OF ASSETS                         0
    PROVISION FOR BAD DEBT ALLOWANCE                     47
    PROV. FOR INVENT. RESERVES (EXCLUDING LIFO)           0
    PROVISION FOR LIFO RESERVE                            0
    CHANGE IN ASSETS AND LIABILITIES:
     (INCREASE) DECREASE ACCTS. & NOTES REC.         (4,893)
     (INCREASE) DECREASE INVENTORY                   (7,278)
     (INCREASE) DECREASE PREPAID EXPENSES             3,308
     (INCREASE) DECREASE OTHER ASSETS                     0
     INCREASE (DECREASE) ACCTS PAY.                     (99)
     INCREASE (DECREASE) ACCRUED PENSIONS               184
     INCREASE (DECREASE) DEFERRED TAXES                   0
     INCREASE (DECREASE) OPEB LIABILITIES                 0
     INCREASE (DECREASE) OTHER LIABILITIES            1,636
     (INCREASE) DECREASE INTERCO ACCT. REC                0
     INCREASE (DECREASE) INTERCO ACCTS PAY.           1,260
                                                    --------

 NET ADJUSTMENTS                                     (4,965)
                                                    --------

 NET CASH PROVIDED (USED) BY OPERATIONS                 403
                                                    --------

   CASH FLOW FROM INVESTING ACTIVITIES:
     PROCEEDS FROM SALE OF PP & E                         0
     CAPITAL EXPENDITURES                              (187)
     INTERCO PP&E TRANSFERS NET                           0
                                                    --------

 NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES      (187)
                                                    --------

 CASH FLOW FROM FINANCING ACTIVITIES:
    REVOLVING CREDIT FACILITY, NET                      (92)
    REPAYMENTS OF OTHER DEBT                         (1,040)
    PROCEEDS OF OTHER DEBT                            6,798
    INCREASE (DECREASE) KCI LOAN                     (5,807)
    PROCEEDS FROM ISSUANCE OF COMMON STOCK                0
    DIVIDENDS PAID                                        0
                                                    --------

 NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES      (141)
                                                    --------


 NET INCREASE (DECREASE) IN CASH                         75

 CASH AT BEGINNING OF PERIOD                            271
                                                    --------


 CASH AT END OF PERIOD                                 $346
                                                    ========